SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549
-----------------

FORM 8-K



CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934




Date of report:    March 14, 1996
(Date of earliest event reported):  March 1, 1996




                        THE SEIBELS BRUCE GROUP, INC.
             Exact Name of Registrant as Specified in its Charter)



     South Carolina                 0-8804                  57-0672136

(State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation)                  File Number)             Identification No.)




1501 Lady Street (P.O. Box 1), Columbia, South Carolina     29201(2)
(Address of Principle Executive Offices)                         (Zip Code)




Registrant's telephone number, including area code     (803)748-2000




--------------------------------------------------------------------
Former Name or Former Address, if Changed Since Last Report


Item 5.    Other Events

Ernst N. Csiszar, President of The Seibels Bruce Group, Inc. (NASDAQ: SBIG), and William J. Faulkner, President of TPC Administators, Inc. and Hogan Holding Corporation (HHC), jointly announced an agreement in principle for South Carolina Insurance Company, a subsidiary of SBIG, to sell its inactive subsidiary, Consolidated American Insurance Company, to Hogan Holding Corporation. The sale is contingent upon negotiation of a definitive agreement and regulatory approval. In addition, the Companies announced an alliance to market policies through the Seibels Bruce distribution system.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.                        Description

     20 News Release -- The Seibels Bruce Group, Inc. announces the sale of its inactive subsidiary, Consolidated American Insurance Company to Hogan Holding Corporation


                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              THE SEIBELS BRUCE GROUP, INC.

                              /s/   Priscilla C. Brooks
                              -----------------------------
                                    Priscilla C. Brooks
                               Vice President and Corporate Secretary




                                                       EXHIBIT 20



NEWS RELEASE.............. MARCH 1, 1996........... COLUMBIA, SOUTH CAROLINA
AND MONROE, NORTH CAROLINA


Ernst N. Csiszar, President of The Seibels Bruce Group, Inc. (NASDAQ: SBIG), and William J.Faulkner, President of TPC Administrators, Inc. and Hogan Holding Corporation (HHC), jointly announced today an agreement in principle for South Carolina Insurance Company, a subsidiary of SBIG, to sell Consolidated American Insurance Company, an inactive subsidiary, to Hogan Holding Corporation. The sale is contingent upon negotiation of a definitive agreement and regulatory approval.

In addition to the transfer of Consolidated American, the Companies announced an alliance going forward to market policies through the Seibels Bruce distribution system. The new owner intends to underwrite workers compensation in several Southeastern states initially.


Mr. Csiszar stated, "the sale will generate a gain to the shareholders, and equally important, a much needed market for workers compensation business to supplement the other commercial lines products underwritten on behalf of the U.S. Branch of Generali. Generali has no appetite for this market, but being able to provide full service to commercial customers rounds out our portfolio offerings."


Mr. Faulkner stated "we have developed in recent months a strong relationship with Seibels in North Carolina. Under that relationship, TPC manages the National Workers Compensation Fund of North Carolina, a trust for self insured accounts that bear their own workers compensation risk. In other states, we feel that having a licensed insurance company, such as Consolidated American, will provide us a better vehicle to serve new customers. We value the Seibels agency plant in marketing these policies."


Contact Persons.
Ernst N. Csiszar
(803) 748-2000
William J. Faulkner
(704) 292-1813